Exhibit 99.1

Verde Clean Fuels, Inc. Reports First Quarter 2023 Earnings

Houston, TX, May 15, 2023 - Verde Clean Fuels, Inc. (Nasdaq: VGAS) (“Verde”), a company focused on becoming leading supplier of gasoline and other fuels derived from renewable feedstocks or natural gas, today reported first quarter 2023 GAAP diluted loss per share of $(0.09). The loss consists of ongoing general and administrative and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks that are otherwise landfilled.

Business Update Highlights

●	Progressed development of the Verde/Cottonmouth Ventures Joint Venture converting natural gas to gasoline in the Permian Basin. Verde and Cottonmouth Ventures LLC, a wholly-owned subsidiary of Diamondback Energy, Inc., are evaluating multiple Permian Basin locations in collaboration with other natural gas players to provide a higher value outlet for Permian Basin gas.

●	Advanced the Front-End Engineering and Design (FEED) preparations for the Maricopa, Arizona renewable gasoline project. Verde contractors have begun conducting site diligence on the Verde lease within Waste Management’s Sierra Estrella landfill in Maricopa, Arizona. The company is conducting geotechnical analysis, water well testing, electricity interconnection studies, among other site-related evaluations. Verde is optimizing the Arizona plant configuration to realize the most value to the project from recently passed regulatory changes such as the Inflation Reduction Act.

●	Verde has received preliminary approval from the Arizona Industrial Development Authority not-to-exceed $250,000,000 of revenue bonds to be issued from time to time in one or more tax-exempt and/or taxable series to finance biofuel production and transmission facilities to be located in Maricopa County, Gila County and/or Pinal County, Arizona, for the benefit of Maricopa Renewable Fuels I, LLC and its affiliates.

●	Identified strategic priorities for 2023 that will support Verde’s first commercial deployment of its STG+ syngas-to-gasoline process.

“Verde has taken significant steps toward the first commercial deployment of our STG+ process. This milestone will begin to establish the value of the company as we grow our renewable and natural gas derived synthetic gasoline businesses. I applaud the Verde team on their execution to date,” said Ernie Miller, chief executive officer.

Verde Clean Fuels, Inc. was formed through the completion of the previously announced business combination between CENAQ Energy Corp. and Bluescape Clean Fuels Intermediate Holdings, LLC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three-months ended	Three-months ended
	March 31, 2023	March 31, 2022
General and administrative expenses	$4,333,465	$1,328,035
Contingent Consideration	(1,299,000)	-
Research and development expenses	82,662	97,242
Total Operating (income) loss	3,117,127	1,425,277

Provision for income taxes	-	-

Net income (net loss)	(3,117,127)	(1,425,277)
Net income (loss) attributable to noncontrolling interest	(2,542,666)	-
Net income (loss) attributable to Verde Clean Fuels, Inc.	$(574,461)	$(1,425,277)

Earnings per share
Weighted average Class A Common Stock outstanding, basic and diluted	6,124,245	N/A
Loss per Share of Class A Common Stock	$(0.09)	N/A

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31, 2023	December 31, 2022
Current assets:
Cash and cash equivalents	$34,807,815	$463,475
Restricted cash	100,000	-
Prepaid expenses	1,571,318	113,676
Deferred transaction costs	-	3,258,880
Deferred financing costs	28,847	6,277
Total current assets	36,507,980	3,842,308

Non current assets:
Security deposits	258,000	258,000
Property, plant and equipment, net	6,834	7,414
Operating lease right-of-use assets, net	268,085	323,170
Finance lease right of use assets, net	5,432,847	-
Intellectual patented technology	1,925,151	1,925,151
Total Non-current assets	7,890,917	2,513,735
Total assets	$44,398,897	$6,356,043

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$242,804	$2,857,223
Accrued liabilities	995,344	762,119
Operating lease liabilities – current portion	182,885	237,970
Finance lease liabilities – current portion	188,034	-
Notes payable – insurance premium financing	7,444	11,166
Promissory note – related party	409,279	-
Income taxes payable	312,446	-
Total Current liabilities	2,338,236	3,868,478

Non-current liabilities:
Contingent consideration	-	1,299,000
Other accrued expenses – long term	1,587,975	-
Operating lease liabilities	85,200	85,200
Finance lease liabilities – long term	5,268,768	-
Total Non-liabilities	6,941,943	1,384,200
Total liabilities	$9,280,179	$5,252,678

Stockholders’ equity
Intermediate Member’s Equity	$-	$12,775,902
Class A common stock, par value $0.0001 per share, 9,358,620 shares issued and outstanding as of March 31, 2023	936	-
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of March 31, 2023	2,250	-
Additional paid in capital	33,924,078	-
Accumulated deficit	(21,753,603)	(11,672,537)
Noncontrolling interest	22,945,057	-

Total stockholders’ equity	35,118,718	1,103,365

Total liabilities and stockholders’ equity	$44,398,897	$6,356,043

About Verde Clean Fuels

Verde Clean Fuels, Inc. is a renewable energy company specializing in the conversion of synthesis gas, or syngas, derived from diverse feedstocks, such as biomass, municipal solid waste and mixed plastics, as well as natural gas (including synthetic natural gas) and other feedstocks, into gasoline through an innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. Verde is focused on the development of commercial facilities aimed at turning waste and other bio-feedstocks into a usable stream of syngas which is then transformed into a single finished fuel, such as gasoline, without any additional refining steps.

To learn more about Verde, please visit www.verdecleanfuels.com.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the benefits of the transaction, Verde’s future financial performance following the transaction, as well as Verde’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of the business combination, the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with the transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations Contact

For Verde Clean Fuels:

Ernie Miller – CEO

investor@verdecleanfuels.com

Media Contact

Kellie Woods

verde@ink-co.com

4